                                                                 Exhibit 10.3(c)

                             MODIFICATION AGREEMENT

DATE:         JUNE 30, 1996

PARTIES:      Borrower:        SCHUFF STEEL COMPANY,
                               an Arizona corporation.

              Bank:            BANK ONE, ARIZONA, NA,
                               a national banking association

RECITALS:

         A. Bank has extended to Borrower credit ("LOAN") in the principal amount of $500,000.00 pursuant to the Loan Commitment, ("COMMITMENT") dated June 30, 1995 and the Loan Agreement, dated June 30, 1995 ("AGREEMENT") (collectively, "LOAN AGREEMENT"), and evidenced by the Line of Credit Note (Variable Rate), dated June 30, 1995 ("NOTE"). The unpaid principal of the Loan as of the date hereof is $0.00.

         B. The Loan and/or guaranty of Loan is secured by, among other things,
(i) the Continuing Security Agreement Inventory, Receivables and Rights to Payment, dated September 15, 1994, and (ii) the Security Agreement Consumer Goods, Equipment and Farm Equipment, Including Titled Vehicles, dated September 15, 1994, both by Borrower for the benefit of Bank (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the ("SECURITY Documents").

         C. The Note, the Loan Agreement, the Security Documents, any arbitration resolution, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS".

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.

         2.1      The Loan Documents are modified as follows:

                  2.1.1 The maturity date of the Loan and the Note is changed from June 30, 1996, to June 29, 1997. On the maturity date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

                  2.1.2 The Commitment expiration date is hereby changed to from June 30, 1996, to June 29, 1997.

                  2.1.3 Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                        4. Net Worth.  A minimum tangible net worth of
                           $6,100,000.00 and a minimum owner's equity shall be maintained of 21%, where Owner's Equity" "Owner's Equity Percentage" shall mean the results obtained by dividing (A) tangible Net Worth (as herein defined) by (B) Borrower's Total Assets on a six month average.

            2.1.4 Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  5. Net Working Capital. While the loan is outstanding, current assets shall be maintained in excess of current liabilities by $4,900,000.00 and a current ratio of 1.25:1.0 shall be maintained and calculated by dividing current assets by current liabilities after deducting short term advances to shareholders. The outstanding balance on the $6,500,000.00 Revolving Line of Credit will be considered to be a current liability for the purpose of calculating both "Net Working Capital and "Current Ratio".

            2.1.5 Section 12 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  12. Financial Statements. Borrower shall furnish Bank: (i) as soon as available and in any event within one hundred fifty
                  (150) days after the end of each fiscal year of Borrower, financial statements which accurately reflect Borrower's assets, liabilities and net worth as of the end of the fiscal year and profit and loss statements for the fiscal year with the following certification requirement: Independent certified public financial statements, (ii) as soon as available and in any event within sixty (60) days after the end of each monthly period, financial reports of Borrower which accurately reflect Borrower's assets, liabilities and net worth as of the end of the period, and with the following certification requirement:
                  Borrower prepared, and (iii) as soon as available and in any event within thirty (30) days of filing, a copy of Borrower's federal income tax return(s) for each year, together with all schedules and other documents filed with such returns. Borrower shall furnish such other information as Bank may reasonably require from time to time.

                           Borrower shall cause Guarantor, David A. and Nancy A.
                  Schuff, to furnish Bank: (A) annual updated balance sheet in such form and with such certifications as may be reasonably required by Bank, and (B) a copy of such person's federal income tax return for such calendar year, together with all schedules and other documents filed with such return, both by August 15th of each year.

                           Borrower shall cause Guarantor, Scott A. Schuff, to
                  furnish Bank: (A) annual updated balance sheet in such form and with such certifications as may be reasonably required by Bank, and (B) a copy of such person's federal income tax return for such calendar year, together with all schedules and other documents filed with such return, both by August 15th of each year.

            2.1.3 The Commitment is hereby modified to add Sections 3, 4, 5, 6, 7, and 8 as follows:

3. Definitions. The Loan Commitment and this Addendum are hereinafter referred to as the "Agreement". As used herein, the following terms shall have the following meanings:

"Advance" means an advance by BANK to DEBTOR hereunder.

"Commitment" means the agreement of BANK hereunder to issue Letters of Credit pursuant to the terms and conditions in Letter of Credit Agreements and to make Advances pursuant to the terms and conditions in the Agreement.

"Existing Letter(s) of Credit" means any and all letter(s) of credit issued by BANK at the request of DEBTOR prior to the date of this Agreement, as to which letter(s) of credit the date that is the Standard Number of Days after the last date for payment of drafts drawn or drawn and accepted thereunder is after the date of this Agreement.

"Letter of Credit Agreement" means BANK's standard form Application and Agreement for Commercial Letter of Credit, BANK's standard form Application for Standby Letter of Credit and Standby Letter of Credit Agreement, or other standard application and agreement for letters of credit in use by BANK from time to time.

"Letters of Credit" means the letters of credit in BANK's standard form from time to time issued pursuant to this Agreement and any Existing Letters of Credit.

"Loan Documents" means this Agreement, the Note, the Letter of Credit Agreements executed and delivered by DEBTOR in connection with Letters of Credit from time to time, and any other agreements, documents, or instruments from time to time evidencing, guarantying, securing, or otherwise relating to the Note, as they may be amended, modified, extended, renewed, or supplemented from time to time.

"Reimbursement Amount" means the amount DEBTOR is obligated to pay to BANK under a Letter of Credit Agreement in respect of a draft drawn or drawn and accepted under the respective Letter of Credit, which amount shall be the amount of the draft or acceptance and all costs, expenses, fees, and other amounts then payable by DEBTOR to BANK under the Letter of Credit Agreement.

"Standard Number of Days" means the standard number of days established by BANK from time to time to allow for delivery to BANK of drafts drawn under letters of credit issued by BANK and presented to financial institutions other than BANK for delivery to BANK. BANK may change such number of days at any time and from time to time in its absolute and sole discretion without notice to DEBTOR and may have a different number of days for commercial letters of credit and standby letters of credit.

4.       Letters of Credit.

         4.1 Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement and the Letter of Credit Agreements and subject to the policies, procedures, and requirements of BANK in effect from time to time for issuance of Letters of Credit (including, without limitation, payment of letter of credit fees), BANK agrees to issue, from time to time on or before the scheduled Commitment expiration date set forth in the Agreement, Letters of Credit upon request by and for the account of DEBTOR, provided that as to each requested Letter of Credit DEBTOR has delivered to BANK a completed and executed Letter of Credit Agreement, and provided further that the date that is the Standard Number of Days after the last date for payment of drafts drawn or drawn and accepted under a requested Letter of Credit is before the scheduled Commitment expiration date set forth in the Agreement. Each reference in this Agreement to "issue" or "issuance" or other forms of such words in relation to Letters of Credit shall also include any extension or renewal of a Letter of Credit. Upon occurrence of an event of default , or any condition or event that with notice, passage of time, or both would be an event of default , BANK, in its absolute and sole discretion and without notice, may suspend the commitment to issue Letters of Credit. In addition, upon occurrence of an event of default , BANK, in its absolute and sole discretion and without notice, may terminate the commitment to issue Letters of Credit.

         4.2 Issuance Procedure. To obtain a Letter of Credit, DEBTOR shall complete and execute a Letter of Credit Agreement and submit it to the letter of credit department of BANK. Upon receipt of a completed and executed Letter of Credit Agreement, BANK will process the application in accordance with the policies, procedures, and requirements of BANK then in effect. If the application meets the requirements of BANK and is within the policies of BANK then in effect, BANK will issue the requested Letter of Credit.

         4.3 Reimbursement of BANK for Payment of Drafts Drawn or Drawn and Accepted Under Letters of Credit. The obligation of DEBTOR to reimburse BANK for payment by BANK of drafts drawn or drawn and accepted under a Letter of Credit shall be as provided in the respective Letter of Credit Agreement. BANK will notify DEBTOR of payment by BANK of a draft drawn or drawn and accepted under a Letter of Credit and of the respective Reimbursement Amount and will give DEBTOR the election (i) to pay the Reimbursement Amount pursuant to the respective Letter of Credit Agreement or (ii) to pay the Reimbursement Amount by BANK making an Advance subject to the terms and conditions of this Agreement and applying the proceeds of the Advance to pay the Reimbursement Amount. If DEBTOR does not communicate to BANK its election within two Business Days after notification by BANK of payment of the draft or acceptance, DEBTOR shall be deemed to have elected to pay the Reimbursement Amount by BANK making an Advance hereunder, provided that if the terms and conditions in this Agreement for an Advance hereunder are not satisfied, DEBTOR shall be deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement. Each Advance to pay a Reimbursement Amount shall be dated the date that BANK pays the respective draft or acceptance and shall accrue interest from and after such date. If DEBTOR is to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement, DEBTOR shall also pay to BANK interest on the Reimbursement Amount from and including the date BANK pays the respective draft or acceptance at the rate per annum at which interest is then accruing under the Line of Credit Note until the Reimbursement Amount and such interest are paid in full, provided that if DEBTOR fails to pay the Reimbursement Amount and accrued interest thereon within five (5) days after notification by BANK to DEBTOR of payment of the respective draft or acceptance, interest thereafter shall accrue at the interest rate applicable to past-due payments under the Line of Credit Note. Such interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. Notwithstanding the above, if DEBTOR elects or is deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement and fails to pay the Reimbursement Amount and interest thereon within five (5) days after notification by BANK to DEBTOR, BANK, in its absolute and sole discretion and without notice to DEBTOR and regardless of whether the terms and conditions in this Agreement for Advances are satisfied, may make an Advance under this Agreement in the amount of the Reimbursement Amount and accrued interest thereon and apply the proceeds of such Advance to pay the Reimbursement Amount and accrued interest.

5. Letters of Credit and Advances. Letters of Credit may be issued by BANK at the oral or written request of the respective person or persons designated in the Agreement to request Advances. Such person or persons are hereby authorized by DEBTOR to request Letters of Credit and Advances, to execute and deliver Letter of Credit Agreements on behalf of DEBTOR, and to direct disposition of the proceeds of Advances until written notice of the revocation of such authority is received from DEBTOR by BANK and BANK has had a reasonable time to act upon such notice. BANK shall have no duty to monitor for DEBTOR or to report to DEBTOR the use of Letters or Credit or proceeds of Advances. Advances shall be disbursed by BANK in the manner agreed upon by BANK and DEBTOR from time to time.

6. Limit on Letters of Credit and Advances. Anything in the Loan Documents to the contrary notwithstanding, the sum from time to time of (i) the aggregate amount of outstanding and undrawn Letters of Credit, (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit, (iii) the aggregate amount of unpaid Reimbursement Amounts, and (iv) the amount of outstanding and unpaid Advances shall not exceed the amount of the Commitment, provided, that if such sum at any time exceeds such amount, DEBTOR, without notice or demand, shall immediately make a payment to BANK in an amount equal to the sum of (A) such excess and (B) accrued and unpaid interest thereon.

7. Collateral Upon Event of Default. Upon an event of default and demand by BANK in its absolute and sole discretion, DEBTOR shall immediately deliver to BANK as security for all Obligations immediately available funds in an amount equal to the sum of (i) the aggregate amount of outstanding and undrawn Letters of Credit, and (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit. DEBTOR hereby grants to BANK a security interest in all such funds delivered to BANK to secure payment and performance of the Obligations.

8. Conditions Precedent to Each Advance and Letter of Credit. BANK shall be obligated to issue a Letter of Credit or make an Advance when requested by DEBTOR only if the representations and warranties by the Loan Parties in the Loan Documents are accurate on and as of the date of this Agreement and on and as of the date of issuance of the Letter of Credit or of making the Advance before and after giving effect to the Letter of Credit or the Advance and the application of the proceeds of the Advance. Delay or failure by BANK to insist on satisfaction of any condition of issuance of a Letter of Credit or making an Advance shall not be a waiver of such condition precedent or any other condition precedent. If DEBTOR is unable to satisfy any condition precedent of issuance of a Letter of Credit or making an Advance, the issuance of the Letter of Credit or the making of the Advance shall not preclude BANK from thereafter declaring the condition or event causing such inability to be an event of default.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.       BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.       BORROWER COVENANTS.

Borrower covenants with Bank:

         5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

         5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

             5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

             5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, title, filing, and recording costs, expenses, and fees).

             5.3.3  A documentation fee of $300.00.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Bank, Borrower and any guarantor(s) of the Loan have executed and delivered to Bank an arbitration resolution, and (iv) each guarantor of the Loan has executed the Consent of Guarantor(s) below.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
         WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                       SCHUFF STEEL COMPANY,
                                       an Arizona corporation

                                       By_______________________________________
                                            David A. Schuff, Chairman

                                       BANK ONE, ARIZONA, NA,
                                       a national banking association

                                       By_______________________________________
                                            Brad Richards, Vice President

                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guaranty, dated June 30, 1995 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"), (iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.

                                       _________________________________________
                                       David A. Schuff


                                       _________________________________________
                                       Nancy A. Schuff


                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guaranty, dated June 30, 1995 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"), (iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.



                                       _________________________________________
                                       Scott A. Schuff